EXHIBIT 99
                                                                      ----------


                             JOINT FILER INFORMATION
                             -----------------------



Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  City of London Investment Group PLC


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 27, 2006


Signature:                         City of London Investment Management Company
                                   Limited



                                   By: /S/ Barry Olliff
                                       --------------------------------
                                   Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  Investable Emerging Market Country Fund


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 27, 2006


Signature:                         City of London Investment Management Company
                                   Limited



                                   By: /S/ Barry Olliff
                                       --------------------------------
                                   Name: Barry Olliff, Chief Investment Officer

                           JOINT FILER INFORMATION
                           -----------------------



Name:    City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer:                  GLOBAL EMERGING MARKET COUNTRY FUND CAYMAN


Issuer and Ticker Symbol:          Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 27, 2006


Signature:                         City of London Investment Management Company
                                   Limited



                                   By: /S/ Barry Olliff
                                       --------------------------------
                                   Name: Barry Olliff, Chief Investment Officer